CLEARPOINT

PRECISE NEURO NAVIGATION & THERAPY

Investor Presentation
Joe Burnett, President & CEO
February 2019

FORWARD LOOKING STATEMENTS

Statements herein concerning MRI Interventions, Inc. (the "Company") plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the Company's ability to obtain additional financing; estimates regarding the sufficiency of the Company's cash resources; future revenues from sales of the Company's ClearPoint® System products; and the Company's ability to market, commercialize and achieve broader market acceptance for the Company's ClearPoint System products. More detailed information on these and additional factors that could affect the Company's actual results are described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2017, and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, both of which have been filed with the Securities and Exchange Commission.

Only a fraction of patients with debilitating neurological disorders are being treated surgically today

Prevalence of Neurological Disorders


Epilepsy
Parkinson's and Essential Tremor
Tumor
ICH
Huntington's Disease
ALS
Surgical Procedures

The Movement to Minimally Invasive Procedures has Happened Everywhere Else in the Body







This transition has always had two things in common:

- More patients being treated
- Procedures **enabled by live image guidance**

PRIMARY CHALLENGE

Traditional Stereotactic Neurosurgery is Limited

The Skull is Not 'See Through'

- X-Ray and CT do not show structures of the brain
- Large, Metallic Navigation Frames are not compatible inside an MRI Magnet
- Surgical Image Guidance in the Operating Room is not live but rather 'Co-Registered' to the MRI
- Each Co-Registration calculation introduces error and reduces accuracy



© 2019 MRI INTERVENTIONS, INC.

ClearPoint® Neuro Navigation Platform

An MRI Compatible Navigation System Delivering Live MRI Guidance during the Procedure


ENTRY PLANNING

Decide, Guide, Treat & Confirm with Sub-millimetric Accuracy

© 2019 MRI INTERVENTIONS, INC.



MRI INTERVENTIONS

MRIC & ClearPoint: A Proven Platform

Key Products: FDA CE Marked Platforms; Almost 3,000 Procedures Performed to Date

HEADQUARTERS
Irvine, CA

EMPLOYEES
38
16 sales | 19 production & development

2018 REVENUE
$7.4m[B]

2019 REVENUE FORECAST
$9.5m – 10.5m[D]

MARKET CAP
$34m[A]

CASH
$3.1m[B]

U.S. PATENTS ISSUED
79
+ 29 pending

GROSS MARGIN
70%[C]


Razor / Razorblade model with 80+ % of revenue from single-use disposables and services
80%+
Disposables
15%
Capital Equipment
5%
Services

(A) As of March 6, 2019
(B) As of December 31st, 2018
(C) As of December 31st, 2018
(D) As announced via press release March 11th, 2019

MRI INTERVENTIONS

ClearPoint® is Installed in 58 Top US Hospitals and Growing


Strong Commercial
Sales and Clinical
Support Teams
in Place

UC San Francisco
San Francisco VA
Stanford Univ
Lucile Packard (Stanford Children's)
UCSF Benioff Childrens
USC
UC San Diego
Univ of Colo
Univ of Utah
Univ of Arizona
Cook Children's
MD Anderson
Methodist Hosp

Texas Children's Hosp
Texas Biomedical
Riverside
Henry Ford Health System
Nationwide Children's
Children's Mercy
Kansas Univ Med Center
Univ of Wisconsin
Spectrum Health
Ohio State Univ
Cincinnati Children's
Dallas Presby
Univ of Cincinnati

University of Wisconsin
Cincinnati Jewish
Univ of Michigan
Univ of Minnesota Med Ctr
Brigham & Women's
Boston Children's
Mt Sinai West
Yale Univ
Univ of Pitt Med Center
Memorial Sloan Kettering
Hackensack Univ Med Center
Cornell
Central Du Page

Nat. Institutes of Health
Nat Children's Hospital
Children's Hosp of Philadelphia
Univ of Virginia
Emory University
Carillion
Duke University
Children's of Alabama
CHOA Scottish Rite
Willis Knighton
Mayo Clinic Jacksonville
Mayo Phoenix
Miami Children's

Dartmouth Hitchcock
University of Pennsylvania HUP
INOVA Fairfax
LeBonheur
Oregon Primate
Johns Hopkins
Tampa General



MRI INTERVENTIONS

Our mri-guided therapy platform is currently being used to…

IMPLANT NEURO STIMULATION LEADS

- Medtronic
- St. Jude Medical
- Boston Scientific
- NeuroPace

PLACE LASER ABLATION PROBES

- Medtronic Visualase
- Monteris Medical

DELIVER BIOLOGICS AND DRUGS

- Voyager Therapeutics
- OxfordBioMedica
- axovant gene therapies
- International Stem Cell Corporation
- LYSOGENE
- BlueRock Therapeutics

MRIC PLATFORM RUNS ON ALL MAJOR SCANNERS

- SIEMENS
- GE
- PHILIPS
- IMRIS

Our platform enables choice of precision-guided therapies and services


2
Biologics & Drug Delivery
Field Clinical Services
Gene & Drug Delivery
Product Development Services
1
Neuro Surgery Navigation
Deep Brain Stimulation
Laser Ablation
Tumor Biopsy
3
Therapeutic Devices
Tumor Immuno-therapy
Laser Ablation Applicators
Neuro Aspiration
CLEARPOINT

Hardware & Software   Artificial Intelligence   Robotics

© 2019 MRI INTERVENTIONS, INC.

MRI INTERVENTIONS

Example: *The Parkinson's Disease Patient*
Enabling Surgeons to choose the right tool for the right patient


1
Neuro Surgery Navigation
Deep Brain Stimulation
2
Biologics & Drug Delivery
Gene & Drug Delivery
3
Therapeutic Devices
Laser Ablation Applicators
CLEARPOINT

© 2019 MRI INTERVENTIONS, INC.

Growth in Case Volume, Revenue



2019 est
825
2018
670
2017
629
2016
503
2015
380
2014
267
2013
163
Case Volume Growth
[2013-18]
32.7%
CAGR



Disposables
Services
Capital
Estimated 2019
Revenue Growth
30% – 40%
$10,000
$7,359
$420
$754
$6,179
$1,115
$356
$5,910
$811
$149
$4,789
$907
$190
$3,497
$767
$256
$2,612
$1,131
$369
$1,781
2013
2014
2015
2016
2017
2018
2019 (est)

2019 Revenue Forecast Range of $9.5 - $10.5 M as of March 11th, 2019

© 2019 MRI INTERVENTIONS, INC.

MARKET POTENTIAL FOR PROCEDURES	
Included Below	Strategic & Focused Expansion to new geographies either direct or through partners Leverage existing sales channel for other distribution opportunities (i.e. non-neuro CLS Laser Distribution)
50,000+	Laser Therapy (LITT) for Neurosurgery existing $25+ M Market Neuro Aspiration Market potential > $100 M
50,000+	20+ Current non-hospital partners 7+ phase I & II Clinical Trials
12,500+	Tumor Biopsy & Ablation
28,000+	LITT and NeuroPace for Epilepsy
15,000+	Deep Brain Stimulation (DBS) for Parkinson's

GLOBAL SCALE 4
Expansion & Leverage

THERAPY 3
Growth from New Markets

BIOLOGICS & DRUG DELIVERY 2
Growth from Existing Markets

NEUROSURGERY 1
2018 Base Revenue

Four Pillar Growth Strategy

Target Indications of > 150,000 procedures per year represents Potential Addressable Market for MRIC of $1B+

2019

2023

Grow Our Core Functional Neurosurgery Business: Focus on Complex Procedures Where Precision is Paramount

2018

Key Achievements

- Record Q4 quarterly case volume (188), and Disposable Revenue
- Increase to 7 sites using two-a-day procedure workflow, expanding adoption driving volumes, efficiency
- FDA Clearance of ClearPoint 2.0 Hardware & Software Platform and installation into 8 sites
- 8 Additional evaluation agreements signed with cases expected in 2019



Electrode Placement for Deep Brain Stimulation

FEATURE

ClearPoint 2.0 Image Fusion



Designed to reduce procedure time by fusing pre-procedure planning to real-time MRI imaging

Become the Premier Partner for Biologics & Drug Delivery: Focused Resources for Branding, Device Development and Distribution

2018

Key Achievements

- CE Mark for the SmartFlow Cannula
- Signed 'Blueprint' agreement with VYGR in May 2018
- Trained clinical specialists for Voyager VY-AADC trial support; first treatment in December 2018
- Shipment of products, development services to 15 individual corporate customers in 2018



Precise, quantifiable drug delivery



ClearPoint 2.0 software illustrating drug infusion

MRI INTERVENTIONS

Expand into Direct Therapy Markets: Achieve Greater Share of Total Procedure Revenue

2018

Key Achievements

- Acquired License from CLS for Laser System and Applicators for Neurosurgery and Spine Indications
- Opportunity to fine tune our Navigations system to work seamlessly with laser applicator design enhancements
- Adding laser therapeutics has potential to turn lowest revenue and margin procedure into highest
- Expect first human cases 2H 2020


CLS

© 2019 MRI INTERVENTIONS, INC.

Expand into Direct Therapy Markets: Achieve first-in-human case for our Neuro-Aspiration System

2018

Key Achievements

- Achieved FDA Clearance for the PURSUIT™ Neuro Aspiration System in December 2018
- Collaboration with Mayo Clinic
- Affects 80,000 to 100,000 people in the US each year
- Three sites in the U.S. have been trained as part of limited market release



4-D Guidance of Neuro Aspiration

Our unique ClearPoint® PURSUIT™ approach:

Detailed and continuous

High resolution of target

4-D visibility

Minimally invasive

Confirmation of Result

© 2019 MRI INTERVENTIONS, INC.

Achieve Global Scale and progress toward profitability

Capabilities

Established Sales Channel capable of distributing other surgical products

- Signed Non-Neuro Distribution agreement with CLS in 2018

Manufacturing Facility in Irvine capable of producing 5x current demand with existing footprint

CE Mark labeling for targeted global expansion when time is right



Cash Flow From Operations


2015
2016
2017
2018
-$2,799,042
-$2,917,852
-$1,603,228
-$1,317,612
-$1,608,561
-$1,683,656
-$1,415,940
-$1,111,886
-$1,346,177
-$1,219,376
-$1,681,228
-$1,745,730
-$1,964,990
-$1,116,053
-$975,268
-$582,000
CASH AT
DECEMBER 31, 2018
$3.1 million
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2 Frcst
Q3 Frcst
Q4 Frcst

Executive Summary

Unique Platform technology enabling Precision MRI-Guided Therapies to restore quality of life for some of the most debilitating disorders

80%+ of current revenue from single-use, high-margin disposables

Large, Growing installed base in 58 of 250+ leading Neurology centers in U.S.

Pipeline of new revenue streams from product improvements, new drug therapy trials, and standalone therapy products

Procedure volume has grown 33%+ CAGR from 2013-2018

Total potential addressable market > $1B for our products and pipeline

A passionate team of embedded scientists and specialists

© 2019 MRI INTERVENTIONS, INC.